SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            April 21, 2016
                            Date of Report
                  (Date of Earliest Event Reported)

                           SELLA CARE, INC.
          (Exact Name of Registrant as Specified in its Charter)

                   WESTERN RIDGE ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55478                 47-4161980
(State or other           (Commission File Number)     (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)
                         621 S. Virgil Avenue #470
                       Los Angeles, California 90005
             (Address of principal executive offices) (zip code)

                             213-219-7746
           (Registrant's telephone number, including area code)

                         215 Apolena Avenue
                   Newport Beach, California 92662
             (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On April 22, 2016 Sella Care, Inc. (formerly Western Ridge
Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 94% of the total outstanding 5,500,000 shares of common stock as follows:

                   5,000,000 Ho Soon Hwang Yang

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On April 21, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 28, 2015 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will effect a merger with a private company to develop operations and a business plan.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On April 21, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Jun Ho Yang was named director of the Registrant.

         Jun Ho Yang was appointed Chief Executive Officer, Secretary and Treasurer of the Registrant.

    Jun Ho Yang serves as the sole director and officer of the Registrant. From 2011 to the present, Mr. Yang has served as Vice President of Sella Care, Inc., a private company located in Los Angeles, California which sells and distributes vitamins, mineral supplements and other innovative health care products. The company is dedicated to improving and promoting vibrant health and lifestyle. In that position, Mr. Yang has managed domestic and overseas sales and marketing and financial matters. Mr. Yang is actively involved in non-profit work in the community including the purchase of a non-profit newspaper publication (Christian Herald) and a cable television (CHTZ 18.88). Mr. Yang currently serves as chairman of the board for both entities.

                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   SELLA CARE, INC.


Date: April 22, 2016              /s/ Jun Ho Yang
                                 Chief Executive Officer